PIN #40-09-533-016

ASSIGNMENT OF SECURITY INSTRUMENT BY A PARTNERSHIP

KNOW ALL MEN BY THESE PRESENTS, that Jewel's Realestate LTD Partnership, original mortgagee, a limited partnership organized under the laws of Pennsylvania, Party of the first part, for and in consideration of $1.00 and other valuable consideration, lawful money of the United States of America, to it paid by AMERI METRO, INC., Delaware Corporation P.O. Box 125, Red Lion, PA 17356 Party of the second part, Assignee, the receipt whereof is hereby acknowledged, has sold, assigned, transferred and does hereby sell, assign and transfer to the said party of the second part, all right, title and interest of the said party the first part in and to a certain real estate security instrument (Mortgage), dated the 30th of September, 2006, in the amount of Three Million Seven Hundred Twenty-six Thousand Eight Hundred Thirty-Three and 75/100 Dollars ($3,726,833.75)

44 Carlisle SM Forge Associates, LLC and 44 Carlisle SM Two Associates, LP, mortgagors

and recorded in the Recorder of Deeds office among the land records of Cumberland County, PA in Mortgage Book 1980-1040, and more particularly described as follows:

SEE EXHIBIT "A"

IN WITNESS WHEREOF, said party of the first part has caused these presents to be signed by its General Partner this 3rd day of September 2010.

Witness: Lisa C. Campbell

Jewel's Realestate LTD Partnership

By [signature]

ITS G. PARTNER

STATE OF PENNSYLVANIA ss

COUNTY OF YORK

On this, the 3rd day of September 2010 before me, the undersigned officer, personally appeared who acknowledged himself to be the General Partner of JEWEL'S REALESTATE LTD PARTNERSHIP and that he as such being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the partnership himself as its .

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Danielle M Fink

Notary Public

MY COMMISSION EXPIRES: July 2, 2012

COMMONWEALTH OF PENNSYLVANIA

NOTARIAL SEAL
DANIELLE M. FINK, Notary Public
Red Lion Boro., York County
My Commission Expires July 2, 2012

MAIL TO:
AMERI METRO, INC.
P0 BOX 125
RED LION, PA 17356